UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Caspian Court Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INFN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Infinera Corporation (the “Company”) entered into the Second Amendment to Credit Agreement, dated as of March 4, 2020, among the Company, the lenders that are a party thereto, and Wells Fargo Bank, National Association, as administrative agent (the “Amendment”). The Amendment amends the Credit Agreement, dated as of August 1, 2019, among the Company, the lenders that are a party thereto, and Wells Fargo Bank, National Association, as administrative agent, as amended by that certain Increase Joinder and Amendment Number One to Credit Agreement with Wells Fargo Bank, National Association and BMO Harris Bank N.A. as co-collateral agents, dated as of December 23, 2019 (as amended, the “Credit Agreement”), to permit the Company to issue convertible senior unsecured notes.

Certain of the lenders under the Credit Agreement and their affiliates have engaged in, and may in the future engage in, other commercial dealings with the Company or its affiliates in the ordinary course of business, including in connection with an offering of convertible senior unsecured notes. They have received, or may in the future receive, customary fees and commissions for those transactions.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On March 4, 2020, the Company issued a press release announcing its intention to offer $200 million aggregate principal amount of convertible senior notes due 2027 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of March 4, 2020, among Infinera Corporation, the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent

99.1	Launch Press Release, dated March 4, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: March 4, 2020	By:	/s/ NANCY ERBA
Nancy Erba
Chief Financial Officer
Principal Financial Officer